EXHIBIT 10.2 - Amendment to Option Agreement


                       TRAFALGAR   VENTURES, INC.
          Suite 880, 50 West Liberty Drive, Reno, Nevada  89501





Terry Loney
326 Penman Avenue
Garson, Ontario P3L 1S5

April 17, 2003

ATTENTION:  Terry Loney

RE: Claims 1247397 and 1247398, Sudbury Mining District, Ontario, Canada (the "Property")

Dear Sirs,

Pursuant to an option agreement dated as of June 24, 2002, Terry Loney ("TL") granted to Trafalgar Ventures, Inc., an option to acquire an interest in the Property (the "Agreement"). This letter confirms that in and for the sum of $1000 U.S., the receipt of which is hereby acknowledged, TL has agreed to amend the terms of the Agreement by deleting the reference to "June 1, 2003" in section 2.1(B) and inserting "June 1, 2004" and further by deleting the reference to "June 1, 2004" in section 2.1(C) and inserting "June 1, 2005", and further by deleting the reference to "June 1, 2003 in section 2.1(C) and inserting "June 1, 2004". The remainder of the Agreement shall remain in full force and effect.

Yours truly,

TRAFALGAR VENTURES, INC.

Per: /s/ Robert Gorden Smith

      Gorden Smith, President


The above is hereby confirmed and agreed as of the date first above written.

Terry Loney

Per: /s/ Terry Loney

      Terry Loney